CONTRACT
                                     BETWEEN
                               REMEDENT USA, INC.
                                       AND
                          IN-TOUCH COMMUNICATIONS, INC.

IN-TOUCH COMMUNICATIONS, INC. will provide investor relations services to create market exposure for Remedent USA, Inc.

         By  utilizing  a  database  which  contains   pre-qualified   small-cap
         institutional investors. Individual investors, analysis and brokers.

         Advertising - to create increased visibility and investor awareness In-Touch Communications will pursue cost - affective promotions in leading financial news services.

         News Dissemination - Timely distribution strategies are the key to communicating news. In-Touch Communications, Inc. will deliver Remedent's announcements to their client base via fax, mail, e-mail and the World Wide Web.


REMEDENT USA, INC. will

         Transfer shares to In-Touch Communications' account as follows:
              -   10,000 shares per month for a total of 6 months.
         These shares will have a one-year (R-144) restriction form data of issuance.

         Reimburse In-Touch Communications for expenses associated with promotions and marketing such as mailing costs, advertising, promotional materials, and entertainment (up to a maximum of $300.00/month)

         Provide promotional materials including samples of toothbrushes for investor packages.

         Assist In-Touch Communications with design of professionally looking investor packages.

IT IS SO AGREED




----------------------------             -------------------------------
REMEDENT USA, INC.                       IN-TOUCH COMMUNICATIONS, INC.



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